Filed pursuant to Rule 497(a)

File No. 333-187969

Rule 482ad

FOR IMMEDIATE RELEASE

THL Credit Prices Public Offering

BOSTON – June 19, 2013 – THL Credit, Inc. (NASDAQ: TCRD) (“THL Credit”) today announced that it has priced a public offering of 6,600,000 shares of its common stock at a public offering price of $14.62 per share, raising approximately $96.5 million of gross proceeds. BofA Merrill Lynch, Citigroup, Credit Suisse and Barclays are acting as joint book-running managers for this offering. Keefe, Bruyette & Woods, a Stifel Company, is acting as lead manager for this offering. BB&T Capital Markets, a division of BB&T Securities, LLC, JMP Securities and Maxim Group LLC are acting as co-managers for this offering.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about June 24, 2013. THL Credit has granted the underwriters an option to purchase up to an additional 990,000 shares of common stock, if any.

THL Credit expects to use the net proceeds of this offering to repay outstanding indebtedness under its revolving credit facility and for general corporate purposes, including working capital requirements.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of THL Credit before investing. The preliminary prospectus supplement dated June 18, 2013 and the accompanying prospectus dated June 14, 2013, which have been filed with the Securities and Exchange Commission, contain this and other information about THL Credit and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of THL Credit and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or
e-mail dg.prospectus_requests@baml.com; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: 1-800-831-9146, or email at batprospectusdept@citi.com; Credit Suisse Securities (USA) LLC, Prospectus Department, One Madison Avenue, New York, NY 10010, by calling toll-free (800) 221-1037 or by email newyork.prospectus@credit-suisse.com; Barclays, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone (888) 603-5847 or email barclaysprospectus@broadridge.com.

ABOUT THL CREDIT

THL Credit is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (BDC) under the Investment Company Act of 1940. THL Credit’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies.

THL Credit is headquartered in Boston, with additional investment teams in Los Angeles, New York and Houston. THL Credit is a direct lender to middle market companies and invests in subordinated, or mezzanine, debt and second lien secured debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. THL Credit also selectively invests in first lien secured loans that generally have structures with higher interest rates, which include unitranche investments or loan structures that combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. In certain instances THL Credit will also make direct equity investments, including equity investments into or through funds, and may also selectively invest in more broadly syndicated first lien secured loans from time to time. THL Credit’s investment activities are managed by THL Credit Advisors LLC, an investment adviser registered under the Investment Advisers Act of 1940.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission THL Credit undertakes no duty to update any forward-looking statements made herein.

Investor Contact:

THL Credit, Inc.

Terrence W. Olson

COO & CFO

617-790-6010

Media Contact:

Sard Verbinnen & Co

Matt Benson

212-687-8080

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